
PNC SERIES 1997-3 (1389)

EXHIBIT 99.1
FISCAL 1997

                                                               JANUARY           FEBRUARY              MARCH               APRIL
ISSUE DATE: 04/30/97
CERTIFICATE BALANCE AT ISSUE:  $511,030,337.02

BALANCES FROM LAST FISCAL MONTH-END:
  PRINCIPAL DOLLARS
  UNITS

PRINCIPAL POOL COLLECTIONS:
  SCHEDULED PRINCIPAL COLLECTED DUE CURRENT MONTH

  UNSCHEDULED PRINCIPAL COLLECTION/REVERSALS
  LIQUIDATIONS-IN-FULL
  PRINCIPAL BALANCE SALE ADJUSTMENTS
  NET PRINCIPAL DISTRIBUTED

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):

BALANCES CURRENT FISCAL MONTH-END:
  PRINCIPAL DOLLARS
  UNITS

SCHEDULED INTEREST AT MORTGAGE RATE:

UNSCHEDULED INTEREST AT MORTGAGE RATE:
  UNSCHEDULED INTEREST COLLECTION/REVERSALS
  INTEREST SALE ADJUSTMENTS
  INTEREST ACCRUAL ADJUSTMENT
  INTEREST UNCOLLECTED ON LIQUIDATION
  INTEREST UNCOLLECTED ON NON-EARNING ASSETS
  NET UNSCHEDULED INTEREST DISTRIBUTED

OTHER:
  LOAN CONVERSION FEE
  EXPENSE REIMBURSEMENTS
  GAIN ON LIQUIDATIONS
  HAZARD INSURANCE PREMIUM REFUNDS
  NET OTHER DISTRIBUTIONS

SCHEDULED SERVICING FEE EXPENSES:

UNSCHEDULED SERVICING FEES:
  UNSCHEDULED SERVICE FEE COLLECTIONS/REVERSALS
  SERVICING SALE ADJUSTMENTS
  SERVICING FEES ACCRUAL ADJUSTMENTS
  SERVICING FEES UNCOLLECTED ON LIQUIDATIONS
  SERVICING FEES UNCOLLECTED - NON-EARNING ASSETS
  NET UNSCHEDULED SERVICING FEE DISTRIBUTED

MISCELLANEOUS EXPENSES:

NET FUNDS DISTRIBUTED




SMSC SERIES 1997-3 (1389)
FISCAL 1997                                                            MAY               JUNE               JULY


BALANCES FROM LAST FISCAL MONTH-END:
  PRINCIPAL DOLLARS                                        $511,030,337.02    $507,043,213.33    $502,978,210.02
  UNITS                                                               1843               1833               1821

PRINCIPAL POOL COLLECTIONS:
  SCHEDULED PRINCIPAL COLLECTED DUE CURRENT MONTH               749,887.62         752,108.98          751,996.65
  UNSCHEDULED PRINCIPAL COLLECTION/REVERSALS                    133,027.07         249,341.66          276,160.92
  LIQUIDATIONS-IN-FULL                                        3,104,209.00       3,063,552.67        4,411,770.92
  PRINCIPAL BALANCE SALE ADJUSTMENTS                                  0.00               0.00                0.00
  NET PRINCIPAL DISTRIBUTED                                   3,987,123.69       4,065,003.31        5,439,928.49

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                 0.00               0.00                0.00

BALANCES CURRENT FISCAL MONTH-END:
  PRINCIPAL DOLLARS                                         507,043,213.33     502,978,210.02      497,538,281.53
  UNITS                                                               1833               1821                1805

SCHEDULED INTEREST AT MORTGAGE RATE:                          3,416,061.95       3,388,862.21        3,360,087.26

UNSCHEDULED INTEREST AT MORTGAGE RATE:
  UNSCHEDULED INTEREST COLLECTION/REVERSALS                           3.12            (134.20)            (106.45)
  INTEREST SALE ADJUSTMENTS                                           0.00               0.00                0.00
  INTEREST ACCRUAL ADJUSTMENT                                         0.00               0.00                0.00
  INTEREST UNCOLLECTED ON LIQUIDATION                                 0.00               0.00                0.00
  INTEREST UNCOLLECTED ON NON-EARNING ASSETS                          0.00               0.00                0.00
  NET UNSCHEDULED INTEREST DISTRIBUTED                                3.12            (134.20)            (106.45)

OTHER:
  LOAN CONVERSION FEE                                                 0.00               0.00                0.00
  EXPENSE REIMBURSEMENTS                                              0.00               0.00                0.00
  GAIN ON LIQUIDATIONS                                                0.00               0.00                0.00
  HAZARD INSURANCE PREMIUM REFUNDS                                    0.00               0.00                0.00
  NET OTHER DISTRIBUTIONS                                             0.00               0.00                0.00

SCHEDULED SERVICING FEE EXPENSES:                               123,297.62         122,322.60          121,277.48

UNSCHEDULED SERVICING FEES:
  UNSCHEDULED SERVICE FEE COLLECTIONS/REVERSALS                       0.04              (4.10)               4.21
  SERVICING FEES SALE ADJUSTMENTS                                     0.00               0.00                0.00
  SERVICING FEES ACCRUAL ADJUSTMENTS                                  0.00               0.00                0.00
  SERVICING FEES UNCOLLECTED ON LIQUIDATIONS                          0.00               0.00                0.00
  SERVICING FEES UNCOLLECTED - NON-EARNING ASSETS                     0.00               0.00                0.00
  NET UNSCHEDULED SERVICING FEE DISTRIBUTED                           0.04              (4.10)               4.21

MISCELLANEOUS EXPENSES:                                               0.00               0.00                0.00

NET FUNDS DISTRIBUTED                                        $7,279,891.10      $7,331,412.82      $ 8,678,627.61




SMSC SERIES 1997-3 (1389)
FISCAL 1997                                                     AUGUST          SEPTEMBER            OCTOBER           NOVEMBER
BALANCES FROM LAST FISCAL YEAR-END:
  PRINCIPAL DOLLARS                                    $497,538,281.53    $491,242,977.39     $481,257,320.33    $475,205,137.11
  UNITS                                                           1805               1787                1759               1743

PRINCIPAL POOL COLLECTIONS:
  SCHEDULED PRINCIPAL COLLECTED DUE CURRENT MONTH           751,640.36         755,868.32          750,880.14         755,246.87
  UNSCHEDULED PRINCIPAL COLLECTION/REVERSALS                414,225.43         194,229.55          295,133.12         382,375.34
  LIQUIDATIONS-IN-FULL                                    5,129,438.35       9,035,559.19        5,006,169.96       7,872,998.23
  PRINCIPAL BALANCE SALE ADJUSTMENTS                              0.00               0.00                0.00               0.00
  NET PRINCIPAL DISTRIBUTED                               6,295,304.14       9,985,657.06        6,052,183.22       9,010,620.44

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                             0.00               0.00                0.00               0.00

BALANCES CURRENT FISCAL YEAR-END:
  PRINCIPAL DOLLARS                                     491,242,977.39     481,257,320.33      475,205,137.11     466,194,516.67
  UNITS                                                           1787               1759                1743               1715

SCHEDULED INTEREST AT MORTGAGE RATE:                      3,324,916.94       3,280,963.94        3,213,219.63       3,171,680.53

UNSCHEDULED INTEREST AT MORTGAGE RATE:
  UNSCHEDULED INTEREST COLLECTION/REVERSALS                    (254.38)             (0.01)          (2,700.12)              3.77
  INTEREST SALE ADJUSTMENTS                                       0.00               0.00                0.00               0.00
  INTEREST ACCRUAL ADJUSTMENT                                     0.00               0.00                0.00               0.00
  INTEREST UNCOLLECTED ON LIQUIDATION                             0.00               0.00                0.00               0.00
  INTEREST UNCOLLECTED ON NON-EARNING ASSETS                      0.00               0.00                0.00               0.00
  NET UNSCHEDULED INTEREST DISTRIBUTED                         (254.38)             (0.01)          (2,700.12)              3.77

OTHER:
  LOAN CONVERSION FEE                                             0.00               0.00                0.00               0.00
  EXPENSE REIMBURSEMENTS                                          0.00               0.00                0.00               0.00
  GAIN ON LIQUIDATIONS                                            0.00               0.00                0.00               0.00
  HAZARD INSURANCE PREMIUM REFUNDS                                0.00               0.00                0.00               0.00
  NET OTHER DISTRIBUTIONS                                         0.00               0.00                0.00               0.00

SCHEDULED SERVICING FEE EXPENSES:                           120,025.85         118,505.15          116,090.75         114,625.28

UNSCHEDULED SERVICING FEES:
  UNSCHEDULED SERVICE FEE COLLECTIONS/REVERSALS                  (8.44)              0.00              (95.36)              0.13
  SERVICING FEES SALE ADJUSTMENTS                                 0.00               0.00                0.00               0.00
  SERVICING FEES ACCRUAL ADJUSTMENTS                              0.00               0.00                0.00               0.00
  SERVICING FEES UNCOLLECTED ON LIQUIDATIONS                      0.00               0.00                0.00               0.00
  SERVICING FEES UNCOLLECTED - NON-EARNING ASSETS                 0.00               0.00                0.00               0.00
  NET UNSCHEDULED SERVICING FEE DISTRIBUTED                      (8.44)              0.00              (95.36)              0.13

MISCELLANEOUS EXPENSES:                                           0.00               0.00                0.00               0.00

NET FUNDS DISTRIBUTED                                    $9,499,949.29     $13,148,115.84       $9,146,707.34     $12,067,679.33



SMSC SERIES 1997-3 (1389)
FISCAL 1997                                                      DECEMBER              TOTAL

BALANCES FROM LAST FISCAL YEAR-END:
  PRINCIPAL DOLLARS                                        $466,194,516.67     $511,030,337.02
  UNITS                                                               1715                1843

PRINCIPAL POOL COLLECTIONS:
  SCHEDULED PRINCIPAL COLLECTED DUE CURRENT MONTH               750,353.44        6,017,982.38
  UNSCHEDULED PRINCIPAL COLLECTION/REVERSALS                    171,481.13        2,115,974.67
  LIQUIDATIONS-IN-FULL                                       10,680,598.04       48,304,296.36
  PRINCIPAL BALANCE SALE ADJUSTMENTS                                  0.00                0.00
  NET PRINCIPAL DISTRIBUTED                                  11,602,433.06       56,438,253.41

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                 0.00                0.00

BALANCES CURRENT FISCAL YEAR-END:
  PRINCIPAL DOLLARS                                         454,592,083.61      454,592,083.61
  UNITS                                                               1681                1681

SCHEDULED INTEREST AT MORTGAGE RATE:                          3,109,575.64       26,265,368.10

UNSCHEDULED INTEREST AT MORTGAGE RATE:
  UNSCHEDULED INTEREST COLLECTION/REVERSALS                          (0.36)          (3,188.63)
  INTEREST SALE ADJUSTMENTS                                           0.00                0.00
  INTEREST ACCRUAL ADJUSTMENT                                         0.00                0.00
  INTEREST UNCOLLECTED ON LIQUIDATION                                 0.00                0.00
  INTEREST UNCOLLECTED ON NON-EARNING ASSETS                          0.00                0.00
  NET UNSCHEDULED INTEREST DISTRIBUTED                               (0.36)          (3,188.63)

OTHER:
  LOAN CONVERSION FEE                                                 0.00                0.00
  EXPENSE REIMBURSEMENTS                                              0.00                0.00
  GAIN ON LIQUIDATIONS                                                0.00                0.00
  HAZARD INSURANCE PREMIUM REFUNDS                                    0.00                0.00
  NET OTHER DISTRIBUTIONS                                             0.00                0.00

SCHEDULED SERVICING FEE EXPENSES:                               112,445.28          948,590.01

UNSCHEDULED SERVICING FEES:
  UNSCHEDULED SERVICE FEE COLLECTIONS/REVERSALS                      (0.01)            (103.53)
  SERVICING FEES SALE ADJUSTMENTS                                     0.00                0.00
  SERVICING FEES ACCRUAL ADJUSTMENTS                                  0.00                0.00
  SERVICING FEES UNCOLLECTED ON LIQUIDATIONS                          0.00                0.00
  SERVICING FEES UNCOLLECTED - NON-EARNING ASSETS                     0.00                0.00
  NET UNSCHEDULED SERVICING FEE DISTRIBUTED                          (0.01)            (103.53)

MISCELLANEOUS EXPENSES:                                               0.00                0.00

NET FUNDS DISTRIBUTED                                       $14,599,563.07      $81,751,946.40


                           PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             12/1997 DISTRIBUTION REPORT

PROCESSING MONTH:  11/1997

SERIES 1997-3  (1389)                                   WEIGHTED AVERAGE PC RATE: 7.7097
----------------------------------------------------------------------------------------


INSURANCE RESERVES*
-------------------
                                                                              COVERAGE
  INSURANCE TYPE ORIGINAL BALANCE CLAIMS IN PROGRESS CLAIMS PAID  ADJUSTMENTS REMAINING
  -------------- ---------------- ------------------ -----------  ----------- --------------
  MPI                     $0.00    $0.00              $0.00        $0.00              $0.00

  SPECIAL HAZARD  $5,110,303.00    $0.00              $0.00        $0.00      $5,110,303.00

  BANKRUPTCY BOND   $225,886.00    $0.00              $0.00        $0.00        $225,886.00
  GROUP I           $100,000.00    $0.00              $0.00        $0.00        $100,000.00
  GROUP II          $125,886.00    $0.00              $0.00        $0.00        $125,886.00

  MORTGAGE
    REPURCHASE    $8,700,795.00    $0.00              $0.00        $0.00      $8,700,795.00
  GROUP I         $1,519,811.00    $0.00              $0.00        $0.00      $1,519,811.00
  GROUP II        $7,180,984.00    $0.00              $0.00        $0.00      $7,180,984.00


DELINQUENT INSTALLMENTS
-----------------------

              ONE                         TWO                         THREE
     -----------------------     ----------------------     ----------------------
     COUNT    PRIN BALANCE       COUNT     PRIN BALANCE     COUNT     PRIN BALANCE
     -----------------------     ----------------------     ----------------------
      17       $4,466,374.93      2         $371,001.12      2         $757,727.45

          IN FORECLOSURE                ACQUIRED
     -----------------------     ----------------------
     COUNT      PRIN BALANCE     COUNT     PRIN BALANCE
     -----------------------     ----------------------
      2         $495,208.77        0        $0.00



Each of the Group IB Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, bankruptcy and fraud coverage to certain of the Group I Certificates. The "Prospectus Supplement" is that certain Prospectus Supplement, dated April 28, 1997, pursuant to which the Offered Certificates were offered.

The Class Principal Balances of the Class IB Certificates as of
December 31, 1997 were as follows:


                CLASS               CLASS PRINCIPAL BALANCE
                IB-1                 $2,585,937.78
                IB-2                   $369,418.86
                IB-3                   $369,418.86
                IB-4                   $369,418.86
                IB-5                   $443,303.21
                IB-6                   $295,538.59

                Total                $4,433,036.16


The amount of the bankruptcy and fraud coverage provided by the Group IB Certificates was, as of December 31, 1997, $100,000 and $1,519,811, respectively.

Each of the Group IIB Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, bankruptcy and fraud coverage to certain of the Group II Certificates.

The Class Principal Balances of the Class IIB Certificates as of
December 31, 1997, were as follows:

                CLASS                CLASS PRINCIPAL BALANCE
                IIB-1                $7,130,050.04
                IIB-2                 4,456,281.26
                IIB-3                 1,782,512.51
                IIB-4                 1,604,261.85
                IIB-5                   891,256.25
                IIB-6                 1,069,508.97

                Total               $16,933,870.88

The amount of the bankruptcy and fraud coverage provided by the Group IIB Certificates was, as of December 31, 1997, $125,886 and $7,180,984, respectively.

The Group IB and Group IIB Certificates collectively provide, to the limited extent described in the Prospectus Supplement, special hazard coverage to certain of the Group I and Group II Certificates. The amount of special hazard coverage so provided was, as of December 31, 1997, $5,110,303.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.